EXCHANGE AGREEMENT

        This Exchange Agreement is entered into as of the 12th day of April, 2001 by and between nStor Technologies, Inc., a Delaware corporation ("nStor") and the persons or entities listed on the signature page hereto (each a "Noteholder" and collectively, the "Noteholders").

        WHEREAS, nStor is the maker of certain promissory notes issued to the Noteholders on the days and in the amounts set forth on Schedule I hereto (the "Notes"); and

        WHEREAS, nStor and the Noteholders have agreed that the Notes should be canceled, without payment of principal or interest in accordance with their terms, in exchange for the issuance by nStor to the Noteholders of the aggregate number of shares of its Series I Convertible Preferred Stock, par value $.01 per share ("Series I Preferred Stock") set forth on Schedule I, which shares are convertible into that number of shares of the Company's common stock, par value $.05 per share ("nStor Common Stock") set forth on Schedule I.

        NOW THEREFORE, the parties hereto agree as follows:

     1. Exchange of Notes for Securities.

     a. On the Closing Date (as hereafter defined), the Noteholders shall deliver the Notes, duly endorsed to nStor, together with a Release, in the form attached as Exhibit A, discharging nStor from all liability with respect to any principal and interest due under the Notes.

     b. nStor agrees that it shall amend its certificate of incorporation as soon as reasonable practicable after the date hereof to create the Series I Preferred Stock having the rights, preferences and privileges set forth in the Certificate of Designation for the Series I Preferred Stock, a form of which is attached hereto as Exhibit B and, immediately after the filing of such amendment, shall issue certificates representing the number of shares of Series I Preferred Stock set forth in Schedule I (the "Preferred Shares") to be distributed among the Noteholders in the manner set forth therein. The Preferred Shares, and the shares of nStor Common Stock issuable upon conversion of the Series I Preferred Stock (the "Conversion Shares"), are collectively referred to herein as the "Securities". The "Closing Date" shall be such date as the parties may mutually agree. The closing of the transactions contemplated hereby shall take place at such place as the parties may agree.

     2. Representations of nStor. nStor hereby represents and warrants to the Noteholders the following:

     a. nStor is a corporation validly existing under the laws of the State of Delaware.

     b. The Preferred Shares, when delivered to the Noteholders in accordance with the terms hereof, will be duly authorized, validly issued, fully paid, and nonassessable.

     c. The Conversion Shares, when delivered to the Noteholders in accordance with the terms of the Certificate of Designation of the Series I Preferred Stock, will be duly authorized, validly issued, fully paid and non-assessable.

     3. Representations of Noteholders. Each Noteholder hereby represents and warrants to nStor the following:

     a. Each Noteholder is the sole lawful holder of his or its Note, possesses all right, title and interest therein, has the requisite legal capacity and authority to transfer his or its Note, and has not transferred, pledged, or hypothecated his or its Note or any interest therein to any third party. The Notes delivered to nStor at the Closing will be the original Notes.

     b. Each Noteholder understands and represents that (i) he or it must bear the economic risk of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and the pertinent state securities laws or unless an exemption from such registration is available; and (ii) he or it is purchasing the Securities for investment for his or its own account and not for the account of any other person, and not with any present view toward resale or other "distribution" thereof within that meaning of the Securities Act.

     c. The Noteholder has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the Securities. The Noteholder is aware that an investment in the Securities is highly speculative and subject to substantial risks. The Noteholder is capable of bearing the high degree of economic risk and burdens of this investment, including the possibility of a complete loss of his or its investment. The financial condition of the Noteholder is such that he or it is under no present or contemplated future need to dispose of any of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

     4. Books and Records. nStor has made available to each Noteholder, or his or its designated representative, during the course of this transaction and prior to the issuance of any of the Securities, the opportunity to ask questions of and receive answers from nStor's officers and directors concerning nStor's financial condition and business, to the extent that nStor or its officers and directors possess such information or can acquire it without unreasonable effort or expense. nStor has also made available to each Noteholder for inspection, various documents, records, books and other written information about nStor, its business and this investment.

     5. Restricted Stock and Legend. The Noteholder acknowledges that the Securities offered hereunder are being offered pursuant to a private placement exemption under the Securities Act, and that the Securities are deemed "restricted securities" as defined in the Securities Act. Until the Preferred Shares or Conversion Shares become registered with the Securities and Exchange Commission (the "Commission"), each certificate representing a Preferred Share or a Conversion Share shall bear a legend in substantially the following form:

        THE SHARE(S) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND THE CORPORATION HAS RELIED UPON AN EXEMPTION TO THE REGISTRATION REQUIREMENT UNDER THE ACT FOR THE SALE OF THE SHARE(S) REPRESENTED BY THIS CERTIFICATE TO ITS HOLDER. THEREFORE, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED STOCK AND MAY NOT BE SOLD OR TRANSFERRED TO ANY THIRD PARTY WITHOUT EITHER BEING REGISTERED UNDER THE ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

     6. Resales. The Noteholders agree not to resell or otherwise dispose of all or any part of the Securities, except as permitted by law, including, without limitation, any and all applicable provisions of this Exchange Agreement and any regulations under the Securities Act. Prior to any transfer or attempted transfer of any of the Series I Preferred Stock or Conversion Shares prior to the registration thereof under the applicable federal or state securities laws, or any interest therein, the Noteholders shall give nStor written notice of their intention to make such transfer, describing the manner of the intended transfer and the proposed transferee. Promptly after receiving such written notice, nStor shall present copies thereof to its counsel or to any special counsel designated by the Noteholder or by such transferee, who shall be reasonably acceptable to nStor. If in the opinion of such counsel the proposed transfer may be effected without registration of the Securities under the applicable federal or state securities laws, as promptly as practicable, the Securities proposed to be transferred shall be transferred in accordance with the terms of said notice. nStor shall not be required to effect any such transfer prior to the receipt of such favorable opinion(s); provided, however, nStor may waive the requirement that the Noteholder obtain an opinion of counsel, in its sole and absolute discretion. As a condition to such favorable opinion, counsel for nStor may require an investment letter to be executed by the proposed transferee.

     7. Registration Rights Agreement. The Conversion Shares shall constitute Registrable Securities (as such term is defined in that certain Registration Rights Agreement dated as of the date hereof by and between the Company and the Noteholder (the "Registration Rights Agreement")). Each Noteholder is entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and each Noteholder agrees to be bound by and comply with the terms and conditions of the Registration Rights Agreement applicable to the Noteholder.

     8. Miscellaneous.

     a. If nStor receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Securities, nStor shall act upon the basis of instructions, notice or election received from the registered owner of such Securities.

     b. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered mail, return receipt requested, addressed if to nStor, at nStor Technologies, Inc., 100 Century Blvd., West Palm Beach, FL 33417, attn:
Jack Jaiven, with a copy to Larry Hemmerich, President of nStor, 10140 Mesa Rim Road, San Diego, California 92121, and if to the Noteholders, at the address for the delivery of notice to such Noteholder set forth with such Noteholder's name below, or at such other address as each such party furnishes by notice given in accordance with this Section 8(b), and shall be effective, when personally delivered, upon receipt, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

     c. Failure of any party to exercise any right or remedy under this Exchange Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     d. This Exchange Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Florida applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws. In the event that any provision of this Exchange Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     e. This Exchange Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Exchange Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     f. This Exchange Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

     g. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     h. The headings in this Exchange Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     i. This Exchange Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Exchange Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Exchange Agreement bearing the signature of the party so delivering this Exchange Agreement.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Exchange Agreement to be duly executed as of the day and year first above written.

                                            nSTOR TECHNOLOGIES, INC.

                                            By: /s/ Jack Jaiven, as VP
                                               ---------------------------
                                               Jack Jaiven, Vice President

                                            NOTEHOLDERS:

                                            THE CHARLOTTE MARDEN 1993 TRUST

                                            By: /s/ Bernard Marden

                                               ----------------------------
                                               Bernard A. Marden, Trustee
                                                1290 S. Ocean Boulevard
                                                Palm Beach, Florida 33480

                                                /s/ Kenneth Endelson
                                               ----------------------------
                                               Kenneth Endelson
                                                1000 Clint Moore Road
                                                Boca Raton, Florida 33487

                                            THE HERBERT GIMELSTOB FAMILY
                                            CHARITABLE FOUNDATION, INC.

                                            By: /s/ Herbert Gimelstob

                                               ----------------------------
                                               Herbert Gimelstob, Director
                                                2300 N.W. Corporate Boulevard
                                                Suite 222
                                                Boca Raton, Florida 33431

                                            HILCOAST DEVELOPMENT CORP.

                                            By: /s/ H. Irwin Levy
                                               ----------------------------
                                               H. Irwin Levy, Chairman of
                                               the Board of Directors:
                                                100 Century Boulevard
                                                West Palm Beach, Florida 33417

                                                /s/ H. Irwin Levy
                                               -----------------------------
                                               H. Irwin Levy
                                                100 Century Boulevard
                                                West Palm Beach, Florida 33417

                                            MLL CORP.

                                            By: /s/ H. Irwin Levy
                                               -----------------------------
                                                H. Irwin Levy
                                                Title:
                                                 100 Century Boulevard
                                                 West Palm Beach, Florid 33417

                                                 /s/ Patrice Auld
                                               -----------------------------
                                               Patricia Auld
                                                1137 Harvard Avenue Ease
                                                Seattle, Washington 98102

                                                 /s/ Bernard Marden
                                               -----------------------------
                                               Bernard Marden
                                                1290 S. Ocean Boulevard
                                                Palm Beach, Florida 33480

                                                /s/ Alan Miller
                                               -----------------------------
                                               Alan H. Miller
                                                450 Royal Palm Way
                                                Suite 400
                                                Palm Beach, Florida 33480

                                                /s/ Larry Hemmerich
                                               -----------------------------
                                               Larry Hemmerich
                                                10140 Mesa Rim Road
                                                Suite 400
                                                San Diego, California 92121



                                   SCHEDULE I


                                                 Principal                 Number of      Number of
                     Description     Date of     amount of     Accrued      Preferred    Conversion
    Noteholder         of Note        Note       the Note      Interest   Shares Issued    Shares
------------------- --------------- ---------- -------------- ----------- ------------- -------------
                    8%               3/14/01    $1,000,000    $10,191.94    1,010.20    1,403,056.68
The Charlotte       Convertible
Marden 1993 Trust   Subordinated
                    Promissory
                    Note

                    8%               3/27/01      $250,000      $876.64       250.88      348,444.72
Kenneth Endelson    Convertible
                    Subordinated
                    Promissory
                    Note

The Herbert         8%               3/13/01      $500,000    $2,761.68       502.76      698,278.34
Gimelstob Family    Convertible
Charitable          Subordinated
Foundation, Inc.    Promissory
                    Note

Hilcoast            8%               3/12/01      $500,000    $7,096.02       507.10      704,306.12
Development Corp.   Convertible
                    Subordinated
                    Promissory
                    Note

H. Irwin Levy       8%               3/12/01      $750,000    $5,095.78       755.10    1,048,750.84
                    Convertible
                    Subordinated
                    Promissory
                    Note

H. Irwin Levy       Promissory       1/16/01      $600,000    $16,116.31      616.12      855,722.91
                    Note

H. Irwin Levy       Promissory      12/29/00      $650,000    $17,459.34      667.46      927,028.52
                    Note

MLL Corp.           Promissory      11/15/00    $1,050,000    $29,054.67    1,079.05    1,498,681.75
                    Note

Patricia Auld       10%             11/20/00      $500,000    $13,835.99      513.84      713,667.24
                    Subordinated
                    Note

Bernard A. Marden   8%               3/14/01      $250,000     $2,479.28      252.48      350,666.95
                    Convertible
                    Subordinated
                    Promissory
                    Note

Alan H. Miller      8%               3/26/01      $500,000     $1,863.03      501.86      697,028.34
                    Convertible
                    Subordinated
                    Promissory
                    Note

Larry Hemmerich     Promissory       1/17/01      $125,000     $2,911.10      127.91      177,652.92
                    Note